                                                                    Exhibit 10.4


                         PLEDGE AND SECURITY AGREEMENT

          This PLEDGE AND SECURITY AGREEMENT (as amended, supplemented or modified from time to time, this "Pledge Agreement") is dated as of May 15, 2000, and is by ALCANTARA LLC, a Delaware limited liability company without managers (the "Pledgor") in favor of BANK OF AMERICA, N.A., a national banking association (the "Pledgee").

          MicroStrategy Incorporated, a Delaware corporation, (the "Borrower") and the Bank have entered into a certain Credit Agreement dated March 26, 1999 (as modified by a certain First Modification Agreement dated as of May 15, 2000, and as from time to time otherwise amended, supplemented and replaced, the "Credit Agreement"). Terms used herein and defined in the Credit Agreement and not otherwise defined herein, shall have their meanings herein as therein defined. The Pledgor has delivered to the Pledgee its Guaranty of Payment dated May 15, 2000 (as from time to time amended and replaced, the "LLC Guaranty"), and Michael J. Saylor (the "Guarantor"), the sole member and sole officer of the Pledgor, has delivered to the Pledgee his Guaranty of Payment dated May 15, 2000 (as from time to time amended and replaced, the "Personal Guaranty"), to guaranty in full the payment of all "Obligations" (as defined in the LLC Guaranty and the Personal Guaranty) (hereinafter, "Loan Obligations"). To provide collateral security for all of the obligations of the Pledgor under the LLC Guaranty (the "Guaranty Obligations") and the Loan Obligations, the Pledgor has requested that the Pledgee accept this Pledge Agreement. The Pledgee has agreed to do so, but only upon the terms and conditions set forth herein. Accordingly, the parties hereto agree as follows:


                                   ARTICLE I
                                  DEFINITIONS

          Section 1.1.  Specifically Defined Terms.  As used in this Pledge
                        --------------------------
Agreement, the following terms shall have the following meanings:

          (a) "Account" means securities account number 859973 maintained by the Pledgor with the Intermediary, all subacccounts and additional accounts in connection therewith which are now existing or hereafter arising, and all replacement accounts for any of the foregoing.

          (b) "Book-entry Treasury Security" has the meaning given to the term "Book-entry Security" in 31 CFR 357.2(a) or any successor provision.

          (c) "Control of the Borrower" means (i) direct ownership, control, and power to vote 54% or more of all classes of voting securities of the Borrower (considered as one class); (ii) direct control over the election or appointment of a majority of the directors (or individuals exercising similar functions) of the Borrower; and (iii) the direct power to exercise a controlling influence over the management and policies of the Borrower.

          (d) "Control of the Pledgor" means (i) direct ownership, control, and power to vote 100% of the ownership interests in the Pledgor; (ii) direct control over the election or appointment of all members and officers (or individuals exercising similar functions) of the Pledgor; and (iii) and the direct power to exercise a controlling influence over the management and policies of the Pledgor.

          (e) "Debt" has the meaning given that term in the Credit Agreement.

          (f) "Intermediary" means Bank of America, N.A., a national banking association, and its successors, in its capacity as such with regard to the Account and the other Pledged Collateral.

          (g) Each term specifically defined in any other section of this Pledge Agreement shall have the meaning given to said term therein.

          Section 1.2.  UCC Terms.  Unless otherwise specifically defined
                        ---------
herein, or unless the context otherwise requires, all terms used herein which are defined in the Virginia Uniform Commercial Code shall have the meanings therein stated. As used herein, "UCC" means at any time the Virginia Uniform Commercial Code; provided that, if, by reason of mandatory provisions of law,
                 --------
the validity or perfection of any security interest granted herein is governed by the Uniform Commercial Code as in effect in a jurisdiction other than the Commonwealth of Virginia, then, as to the validity or perfection of such security interest, "UCC" shall mean the Uniform Commercial Code in effect in such other jurisdiction. In the event "UCC" is construed to mean the Uniform Commercial Code in effect in a jurisdiction other than Virginia, then specific Uniform Commercial Code references herein shall be construed to mean the corresponding Uniform Commercial Code provision in such other jurisdiction.


                                  ARTICLE II
                            THE SECURITY INTERESTS

          Section 2.1.    The Security Interests.  The Pledgor hereby pledges to
                          ----------------------
the Pledgee, and grants to the Pledgee a security interest in, the following (the "Pledged Collateral"):

          (i)    the Account;

          (ii) all cash, investment property, financial assets, security entitlements, securities, commodity contracts and instruments which are now or may hereafter be held, contained or deposited in, arising under, or subject to, the Account, including, without limitation, those listed on Schedule 1 hereto, and all additions thereto and substitutions and replacements therefor (the "Listed Assets"); and all dividends, distributions, cash, instruments and other property and proceeds from time to time received, receivable or otherwise made upon or distributed in respect of or in exchange for any or all of the Listed Assets;

          (iii) all additional investment property and financial assets from time to time acquired by the Pledgor in any manner and held or subject to the Account and all dividends, distributions, cash, instruments and other property from time to time received, receivable or otherwise made upon or distributed in respect of or in exchange for any or all of such securities;

          (iv) all rights of the Pledgor against the Intermediary or any other third party arising out of the Account, or any instrument or agreement in connection therewith in which the Pledgor has rights;

          (v) all general intangibles now existing or hereafter arising with respect to any of the foregoing;

          (vi) all instruments, security certificates and other certificates representing any of the foregoing; and

          (vii) to the extent not otherwise included in the foregoing, all cash and non-cash proceeds thereof.

          Section 2.2.  Security for Obligations.  This Pledge Agreement secures
                        ------------------------
the payment of all Guaranty Obligations and Loan Obligations. The security interests granted by this Pledge Agreement are granted as security only and shall not subject the Pledgee to, or transfer or in any way affect or modify, any obligation or liability of the Pledgor with respect to the Account, any of the Pledged Collateral, or any transaction in connection therewith.

          Section 2.3.  Control of Pledged Collateral.  All Pledged Collateral
                        -----------------------------
shall be pledged or transferred to the Pledgee so as to create a perfected first priority security interest therein in favor of the Pledgee through control of the Pledged Collateral by the Pledgee in accordance with applicable provisions of the UCC. Without limiting in any way the foregoing:

          (a) All security certificates, other certificates, and instruments representing or evidencing the Pledged Collateral shall be delivered to and held by the Pledgee, or by the Intermediary on behalf of the Pledgee, pursuant hereto and to Section 8.8A-301(a) or 8.9-304, as applicable, of the UCC, and shall be in suitable form for transfer by delivery, or shall be accompanied by duly executed instruments of transfer or assignment in blank, or specially indorsed to the Pledgee, with signatures appropriately guaranteed, and accompanied in each case by any required documentary or transfer tax stamps, and any other documents necessary or, in the sole discretion of the Pledgee, desirable, to cause the Pledgee to have control of (within the meaning of Sections 8.9-115(e) and 8.8A-106 of the UCC) and a security interest in the Pledged Collateral, all in form and substance satisfactory to the Pledgee. The Pledgee shall have the right, at any time in its discretion and without notice to the Pledgor, to cause any or all of such Pledged Collateral to be transferred of record into the name of the Pledgee or its nominee. All such certificates or instruments held by the Intermediary shall be segregated from all other securities or other assets of the Pledgor or the Pledgee or any other person held by the Intermediary in any capacity other than as Intermediary hereunder.

          (b) With respect to all Pledged Collateral consisting of uncertificated securities, the Pledgor shall cause, as appropriate, (i) each issuer of said Pledged Collateral to agree in writing that it will comply with instructions originated by the Pledgee without further consent by the Pledgor or other registered owner; or (ii) said Pledged Collateral to be delivered to and held by the Pledgee pursuant hereto and to Section 8.8A-301(b) of the UCC. The Pledgee shall have the right, at any time in its discretion and without notice to the Pledgor, to cause any or all of such Pledged Collateral to be transferred of record into the name of the Pledgee or its nominee.

          (c) With respect to all Pledged Collateral consisting of security entitlements, the Pledgor shall (i) issue its entitlement order to the Intermediary instructing that the Pledgee be forthwith identified in the Intermediary's records as the entitlement holder of said Pledged Collateral, or
(ii) cause the Intermediary to agree in writing that it will comply with entitlement orders originated by the Pledgee without further consent by the Pledgor or other entitlement holder.

          (d) With respect to all Pledged Collateral consisting of commodity contracts, the Pledgor shall cause the Intermediary to agree, in a writing executed by the Intermediary, the Pledgor and the Pledgee, that the Intermediary will apply any value distributed on account of said commodity contracts as directed by the Pledgee without further consent by the Pledgor or other commodity customer.

          (e) With respect to all Pledged Collateral consisting of Book-entry Treasury Securities, the Pledgor shall (i) (A) issue its entitlement order to the Intermediary instructing that the Pledgee be forthwith identified in the Intermediary's records as the entitlement holder of said Pledged Collateral, or
(B) cause the Intermediary to agree in writing that it will comply with entitlement orders originated by the Pledgee without further consent by the Pledgor or other entitlement holder, and (ii) use its best efforts to have, or cause the Intermediary to use its best efforts to have, the appropriate Federal Reserve Bank (or Banks) mark its books and records to record the security interest of the Pledgee in such Pledged Collateral.

          (f) The Pledgor shall otherwise cause the Pledgee to obtain control over the Account in accordance with Section 8.9-115(e) of the UCC.

          (g) The Pledgor shall cause the Intermediary, and any secured party other than the Pledgee having control of any of the Pledged Collateral, to subordinate in writing its security interest in the Pledged Collateral (whether arising by contract or under the UCC or other applicable law) to that of the Pledgee granted herein.

          (h) The Pledgor shall execute and deliver to the Pledgee UCC financing statements and continuation statements to be filed by the Pledgor in all applicable jurisdictions as required to perfect the security interests granted to the Pledgee hereunder, to the extent that applicable law permits perfection of a security interest by filing under the UCC.

          Section 2.4.   Termination of Security Interests; Release of Pledged
                         -----------------------------------------------------
Collateral.  Upon the full, final and irrevocable payment and performance of all
----------
the Guaranty Obligations and Loan Obligations, the security interests in the Pledged Collateral shall terminate and all rights to the Pledged Collateral shall revert to the Pledgor. In addition, at any time and from time to time prior to such termination of the security interests, the Pledgee may release any of the Pledged Collateral. Upon any such termination of the security interests or any release of the Pledged Collateral, the Pledgee will, at the Pledgor's expense, execute and deliver to the Pledgor such documents as the Pledgor shall reasonably request to evidence the termination of the security interests or the release of the Pledged Collateral. Any such documents shall be without recourse to or warranty by the Pledgee.

          Section 2.5.  Security Interests Absolute.  Subject to the provisions
                        ---------------------------
of Section 2.4, all rights of the Pledgee and security interests hereunder, and all obligations of the Pledgor hereunder, shall be absolute and unconditional and, without limiting the generality of the foregoing, shall not be released, discharged or otherwise affected by:

          (i) any extension, renewal, settlement, compromise, waiver or release in respect of any Loan Obligation or Guaranty Obligation, or any other document evidencing or securing such Loan Obligation or Guaranty Obligation, by operation of law or otherwise;

          (ii) any modification or amendment or supplement to the Credit Agreement, the LLC Guaranty, the Personal Guaranty, or any instrument or document evidencing or securing any Loan Obligation or Guaranty Obligation;

          (iii) any release, non-perfection or invalidity of any direct or indirect security for any Loan Obligation or Guaranty Obligation;

          (iv) the death or incompetence of the Guarantor, or any change in the existence, structure or ownership of the Borrower, or any insolvency, bankruptcy, reorganization or other similar proceeding affecting the Borrower or the Guarantor, or their respective assets or any resulting disallowance, release or discharge of all or any portion of the Loan Obligations or the Guaranty Obligations;

          (v) the existence of any claim, set-off or other right which the Pledgor may have at any time against the Borrower, the Pledgee, or the Guarantor, or any other corporation or person, whether in connection herewith or any unrelated transactions; provided, that nothing herein shall prevent the
                            --------
assertion of any such claim by separate suit or compulsory counterclaim;

          (vi) any invalidity or unenforceability relating to or against the Borrower or the Guarantor for any reason of any Loan Obligation or Guaranty Obligation, respectively, or any provision of applicable law or regulation purporting to prohibit the payment by the Borrower of the Loan Obligations or the Pledgor of the Guaranty Obligations;

          (vii) any failure by the Pledgee (A) to file or enforce a claim against the Borrower or the Guarantor or their respective estates (in a bankruptcy or other proceeding), (B) to give notice of the existence, creation or incurring by the Borrower of any new or additional indebtedness or obligation under or with respect to the Loan Obligations or Guaranty Obligations, (C) to commence any action against the Borrower or the Guarantor, (D) to disclose to the Pledgor any facts which the Pledgee may now or hereafter know with regard to the Borrower or the Guarantor, or (E) to proceed with due diligence in the collection, protection or realization upon any collateral securing the Loan Obligations or the Guaranty Obligations; or

          (viii) any other act or omission to act or delay of any kind by the Borrower or the Guarantor or the Pledgee or any other corporation or person or any other circumstance whatsoever which might, but for the provisions of this clause, constitute a legal or equitable discharge of the Pledgor's obligations hereunder.


                                  ARTICLE III
                        REPRESENTATIONS AND WARRANTIES

          The Pledgor represents and warrants as follows:

          Section 3.1.   Binding Effect.  This Pledge Agreement constitutes a
                         --------------
valid and binding agreement of the Pledgor, enforceable against the Pledgor in accordance with its terms, except as the enforceability hereof may be limited by bankruptcy, insolvency or similar laws affecting creditors' rights generally and by equitable principles of general applicability (regardless of whether such enforceability is considered in a proceeding in equity or at law).

          Section 3.2.   Title to Pledged Collateral.  The Pledgor lawfully owns
                         ---------------------------
the Pledged Collateral and has good and marketable title thereto, to the extent of its interest therein, free and clear of any liens (including, without limitation, state and federal tax liens and issuer's liens) other than the security interests granted hereby and Liens in favor of the Intermediary. The Account is not a margin account.

          Section 3.3.   Validity, Perfection and Priority of Security
                         ---------------------------------------------
Interests. Upon (i) delivery of all certificates or instruments representing or evidencing the Listed Assets registered in the Pledgee's name to the Pledgee,
(ii) the receipt by the Pledgee of an agreement in the form set forth as Exhibit A hereto, appropriately completed and fully executed, and (iii) the proper filing of UCC financing statements covering the Pledged Collateral in the jurisdictions listed on Exhibit B hereto, the Pledgee will have a valid and perfected security interest in the Pledged Collateral subject to no prior Lien, other than the security interest of the United States with respect to Book-entry Treasury Securities as set forth in 31 CFR 357.12(b) or Liens in favor of the Intermediary. Except for the filing of financing statements, no registration, recordation or filing with any governmental authority is required in connection with the execution or delivery of this Pledge Agreement, or necessary for the validity or enforceability hereof or for the perfection of the security interests of the Pledgee granted hereby. The Pledgor has not performed any acts which might prevent the Pledgee from enforcing any of the terms and conditions of this Pledge Agreement or which would limit the Pledgee in any such enforcement.

          Section 3.4.   Governmental and Other Authorization; Contravention  .
                         ---------------------------------------------------
The execution, delivery and performance by the Pledgor of this Pledge Agreement and the other instruments and agreements executed and delivered, or to be executed and delivered, by it are within its organizational power, have been duly authorized by all necessary action of its members, require no action by or in respect of, or filing with, any governmental body, agency or official (other than the filing of financing statements) and do not contravene, or constitute (with or without the giving of notice or lapse of time or both) a default under, any provision of applicable law or of any operating agreement or other organizational documents of the Pledgor or of any agreement, judgment, injunction, order, decree or other instrument binding upon or affecting the Pledgor or result in the creation or imposition of any lien on any of its assets.

          Section 3.5.   Book-Entry Treasury Securities.  All Pledged Collateral
                         ------------------------------
consisting of Book-entry Treasury Securities is maintained in "TRADES" and not in "TREASURY DIRECT" (as those terms are defined in 31 CFR 357.2(a) or any successor provision).

          Section 3.7.   Existence and Power.   The Pledgor is a limited
                         -------------------
liability company duly organized, validly existing and in good standing under the laws of the State of Delaware, and has all organizational powers and all material governmental licenses, authorizations, consents and approvals required to carry on its business as now conducted. The Pledgor is duly qualified as a foreign entity, licensed and in good standing in each jurisdiction in which the failure to so qualify or be licensed, as the case may be, in the aggregate, could reasonably be expected to have a material adverse effect on the business, financial position, results of operations or properties of the Pledgor.

          Section 3.8.  Debt.  The Pledgor has no Debt other than Debt to the
                        ----
Bank.

          Section 3.9.  Control.  The Pledgor has Control of the Borrower and
                        -------
the Guarantor has Control of the Debtor.


                                  ARTICLE IV
                                  COVENANTS

          The Pledgor agrees that so long as any Guaranty Obligation or Loan Obligation remains unpaid:

          Section 4.1.   Filing; Further Assurances.  The Pledgor will, at its
                         --------------------------
expense and in such manner and form as the Pledgee may reasonably require, execute, deliver, file and record any financing statement, specific assignment or other appropriate paper and take any other action that may be reasonably necessary or desirable, or that the Pledgee may reasonably request, in order to create, preserve, perfect or validate the security interests granted hereby or to enable the Pledgee to exercise and enforce its rights hereunder with respect to any of the Pledged Collateral. To the extent permitted by applicable law, the Pledgor hereby authorizes the Pledgee to execute and file, in the name of the Pledgor or otherwise, UCC financing statements which the Pledgee reasonably may deem necessary or appropriate to further perfect the security interests.

          Section 4.2.   Liens on Pledged Collateral.  The Pledgor will not sell
                         ---------------------------
or otherwise
dispose of, or authorize the sale or disposition of, or grant any option with respect to, any of the Pledged Collateral or create or suffer to exist any Lien (other than security interests in favor of the Pledgee, the Lien of the Intermediary and the security interest of the United States with respect to Book-entry Treasury Securities as set forth in 31 CFR 357.12(b)) on any Pledged Collateral. The Account shall not become a margin account. The Pledgor agrees that it will cause the Intermediary to obtain, and hold in the Account subject to the security interest granted in the Pledge Agreement, all Listed Assets and all investment property in addition to or in substitution for the Listed Assets.

          Section 4.3.   Debt.  The Pledgor shall not incur or suffer to exist
                         ----
any Debt other than Debt to the Bank.

          Section 4.4.  Control.  The Pledgor shall at all times maintain
                        -------
Control of the Borrower and the Guarantor shall at all times maintain Control of the Debtor.


                                   ARTICLE V
                      DISTRIBUTIONS ON COLLATERAL; VOTING

          Section 5.1.    Right to Receive Distributions on Pledged Collateral;
                          -----------------------------------------------------
Voting and Other Rights.
-----------------------

          (a) So long as no Event of Default has occurred and is continuing, and subject to the provisions of Section 2.3:

               (i) The Pledgor shall be entitled to exercise any and all voting and other rights pertaining to the Pledged Collateral or any part thereof (including, without limitation, rights of or with respect to conversions, exchanges, subscriptions, calls, maturities, tenders and options, the right to make substitutions for uncertificated securities and security entitlements, and the right to originate instructions and entitlement orders to the issuer or the Intermediary) for any purpose not inconsistent with the terms of the LLC Guaranty, the Credit Agreement, or this Pledge Agreement.

               (ii) The Pledgor shall be entitled to receive and retain any and all dividends, interest and other payments and distributions made upon or with respect to the Pledged Collateral, provided, however, that any and all
                                        --------  -------

                     (A) dividends and interest paid or payable other than in cash in respect of, and certificates, instruments and other property received, receivable or otherwise distributed in respect of, or in exchange for, any Pledged Collateral (including, without limitation, any certificate or instrument representing a stock dividend or a distribution in connection with any reclassification, increase or reduction of capital, or reorganization),

                     (B) dividends and other distributions paid or payable in cash in respect of any Pledged Collateral in connection with a partial or total liquidation or dissolution or in connection with a reduction of capital, capital surplus or paid-in-surplus, and

                     (C) cash paid, payable or otherwise distributed in respect of principal of, in redemption of, or in exchange for, any Pledged Collateral,

shall be, and shall be forthwith delivered to the Pledgee or the Intermediary to hold as, Pledged Collateral and shall, if received by the Pledgor, be received in trust for the benefit of the Pledgee, be segregated from the other property or funds of the Pledgor and be forthwith delivered to the Pledgee or the Intermediary as Pledged Collateral in the same form as so received (with any necessary indorsement and, if appropriate, undated stock powers duly executed in blank).

               (iii) The Pledgee shall execute and deliver (or cause to be executed and delivered) to the Pledgor all such proxies, powers of attorney, consents, instructions, entitlement orders, ratifications and waivers and other instruments as the Pledgor may reasonably request for the purpose of enabling the Pledgor to exercise the voting and other rights which it is entitled to exercise pursuant to paragraph (i) above and to receive the dividends or interest payments which it is authorized to receive and retain pursuant to paragraph (ii) above.

          (b)  Upon the occurrence and during the continuance of an Event of
Default:

               (i) All rights of the Pledgor to receive the dividends and interest payments which it would otherwise be authorized to receive and retain pursuant to Section 5.1(a)(ii) shall cease, and all such rights shall thereupon become vested in the Pledgee which shall thereupon have the sole right to receive and hold as Pledged Collateral such dividends and interest payments.

               (ii) All dividends and interest payments which are received by the Pledgor contrary to the provisions of paragraph (i) of this Section 5.1(b) shall be received in trust for the benefit of the Pledgee, shall be segregated from other funds of the Pledgor and shall be forthwith paid over to the Pledgee as Pledged Collateral in the same form as so received (with any necessary indorsement).

          (c) Upon the occurrence and during the continuance of an Event of Default and upon notice by the Pledgee to the Pledgor, all rights of the Pledgor to exercise the voting and other rights which it would otherwise be entitled to exercise pursuant to Section 5.1(a)(i) shall cease, and all such rights shall thereupon become vested in the Pledgee who shall thereupon have the sole right (but in no event any obligation) to exercise such voting and other rights.


                                  ARTICLE VI
                          GENERAL AUTHORITY; REMEDIES

          Section 6.1.   General Authority.  The Pledgor hereby irrevocably
                         -----------------
appoints the

Pledgee and any officer or agent thereof, with full power of substitution, as its true and lawful attorney-in-fact, in the name of the Pledgor or its own name, for the sole use and benefit of the Pledgee, but at the Pledgor's expense, at any time and from time to time after the occurrence and during the continuance of an Event of Default, to take any and all appropriate action and to execute any and all documents and instruments which may be necessary or desirable to carry out the terms of this Pledge Agreement and, without limiting the foregoing, the Pledgor hereby gives the Pledgee the power and right on its behalf, without notice to or further assent by the Pledgor to do the following:

               (i) to receive, take, indorse, assign and deliver any and all checks, notes, drafts, acceptances, documents and other negotiable and non-negotiable instruments taken or received by the Pledgor as, or in connection with, the Pledged Collateral;

               (ii) to demand, sue for, collect, receive and give acquittance for any and all monies due or to become due upon or in connection with the Pledged Collateral;

               (iii) to commence, settle, compromise, compound, prosecute, defend or adjust any claim, suit, action or proceeding with respect to, or in connection with, the Pledged Collateral;

               (iv) to sell, transfer, assign or otherwise deal in or with the Pledged Collateral or any part thereof, as fully and effectually as if the Pledgee were the absolute owner thereof; and

               (v) to do, at its option, but at the expense of the Pledgor, at any time or from time to time, all acts and things which the Pledgee deems necessary to protect or preserve the Pledged Collateral and to realize upon the Pledged Collateral.

The Pledgor shall fully cooperate, to the extent requested by the Pledgee, in the completion of any notice, form, schedule, or other document filed by the Pledgee on its own behalf or on behalf of the Pledgor pursuant to the Pledgor's power of attorney, including, without limitation, any required notice or statement of beneficial ownership or of the acquisition of beneficial ownership of equity securities constituting part of the Pledged Collateral and any notice of proposed sale of any such securities pursuant to Rule 144 of the Securities Exchange Commission.

          Section 6.2.   UCC Rights.  If an Event of Default shall have
                         ----------
occurred, the Pledgee may in addition to all other rights and remedies granted to it in this Pledge Agreement and in any other agreement securing, evidencing or relating to the Obligations, exercise (i) all rights and remedies of a secured party under the UCC (whether or not in effect in the jurisdiction where such rights are exercised) and (ii) all other rights available to the Pledgee at law or equity.

          Section 6.3.   Application of Cash; Sale of Pledged Collateral.
                         -----------------------------------------------

          (a) The Pledgor expressly agrees that if an Event of Default shall occur and be continuing, the Pledgee, without demand of performance or other demand or notice of any kind (except the notice specified below of the time and place of any public or private sale) to or upon the Pledgor or any other person (all of which demands and notices are hereby waived by the Pledgor), may forthwith (i) apply the cash, if any, then held by it as Pledged Collateral as specified in Section
6.7 and (ii) if there shall be no such cash or if such cash shall be insufficient to pay the Obligations in full, to collect, receive, appropriate and realize upon the Pledged Collateral, and sell, assign, give an option or options to purchase or otherwise dispose of and deliver the Pledged Collateral (or contract to do so) or any part thereof in one or more parcels (which need not be in round lots) at public or private sale, at any office of the Pledgee or elsewhere in such manner is commercially reasonable and, as the Pledgee may deem best, for cash or on credit or for future delivery without assumption of any credit risk. The Pledgee shall have the right upon any such public sale, and, if the Pledged Collateral is of a type customarily sold in a recognized market or is of a type which is the subject of widely distributed standard price quotations, upon any such private sale or sales, to purchase the whole or any part of the Pledged Collateral so sold, and thereafter to hold the same, absolutely and free from any right or claim of any kind, provided that any such sale is conducted in a commercially reasonable manner. To the extent permitted by applicable law, the Pledgor waives all claims, damages and demands against the Pledgee arising out of the foreclosure, repossession, retention or sale of the Pledged Collateral.

          (b) Unless the Pledged Collateral threatens to decline speedily in value or is of a type customarily sold on a recognized market, the Pledgee shall give the Pledgor 10 days' written notice of its intention to make any such public or private sale or sale at a broker's board or on a securities exchange. Such notice shall (i) in the case of a public sale, state the time and place fixed for such sale, (ii) in the case of sale at a broker's board or on a securities exchange, state the board or exchange at which such sale is to be made and the day on which the Pledged Collateral, or the portion thereof being sold, will first be offered for sale and (iii) in the case of a private sale, state the day after which such sale may be consummated. The Pledgee shall not be obligated to make any such sale pursuant to any such notice. The Pledgee may adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for the sale, and such sale may be made at any time or place to which the same may be so adjourned. In the case of any sale of all or any part of the Pledged Collateral on credit or for future delivery, the Pledged Collateral so sold may be retained by the Pledgee until the selling price is paid by the purchaser thereof, but the Pledgee shall not incur any liability in case of the failure of such purchaser to take up and pay for the Pledged Collateral so sold and, in the case of such failure, such Pledged Collateral may again be sold upon like notice.

          Section 6.4.   Rights of Purchasers.  Upon any sale of the Pledged
                         --------------------
Collateral (whether public or private) pursuant to this Article VI, the Pledgee shall have the right to deliver, assign and transfer to the purchaser thereof the Pledged Collateral so sold. Each purchaser (including the Pledgee) at any such sale shall hold the Pledged Collateral so sold absolutely, free from any claim or right whatsoever, including any equity or right of redemption of the Pledgor who, to the extent permitted by law, hereby specifically waives all rights of redemption, including, without limitation, any right to redeem the Pledged Collateral under Section 8.9-506 of the UCC, and any right to a judicial or other stay or approval which it has or may have under any law now existing or hereafter adopted.

          Section 6.5.   Other Rights of the Pledgee.  So long as an Event of
                         ---------------------------
Default has occurred and is continuing:

          (a) The Pledgee (i) shall have the right and power (but in no event the obligation) to institute and maintain such suits and proceedings as it may deem appropriate to protect and enforce the rights vested in it by this Pledge Agreement and (ii) may proceed by suit or suits at law or in equity to enforce such rights and to foreclose upon the Pledged Collateral and to sell all, or from time to time, any of the Pledged Collateral under the judgment or decree of a court of competent jurisdiction.

          (b) The Pledgee shall, to the extent permitted by applicable law, without notice to the Pledgor or any party claiming through it, without regard to the solvency or insolvency at such time of any person then liable for the payment of any of the Guaranty Obligations or the Loan Obligations, without regard to the then value of the Pledged Collateral and without requiring any bond from any complainant in such proceedings, be entitled as a matter of right to the appointment of a receiver or receivers (who may be the Pledgee) of the Pledged Collateral or any part thereof, and of the profits, revenues and other income thereof, pending such proceedings, with such powers as the court making such appointment shall confer, and to the entry of an order directing that the profits, revenues and other income of the property constituting the whole or any part of the Pledged Collateral be segregated, sequestered and impounded for the benefit of the Pledgee, and the Pledgor irrevocably consents to the appointment of such receiver or receivers and to the entry of such order.

          (c) In no event shall the Pledgee have any duty (other than the exercise of reasonable care) to exercise any rights or take any steps (either in a timely manner or at all) to preserve the rights of the Pledgor in the Pledged Collateral, nor shall the Pledgee be liable to the Pledgor or any other person for any loss caused by the Pledgee's failure to meet any obligation imposed by
Section 8.9-207 of the UCC or any successor provision. Without limiting the foregoing, the Pledgee shall be deemed to have exercised reasonable care in the custody and preservation of any of the Pledged Collateral in its actual possession if the Pledged Collateral is accorded treatment substantially equal to that which the Pledgee accords its own property, it being understood that the Pledgee shall not have any duty or responsibility for (i) ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters (including, without limitation, the rights described in Section 5.1(a)(i)) relative to any Pledged Collateral, whether or not the Pledgee has or is deemed to have knowledge of such matters or (ii) taking any necessary steps to preserve rights against any parties with respect to any Pledged Collateral. No refusal, failure, omission or delay by the Pledgee in complying with any request by or on behalf of the Pledgor to do any of the foregoing shall be deemed to be a failure to exercise reasonable care.

          Section 6.6.   Waiver and Estoppel.
                         -------------------

          (a) The Pledgor agrees, to the extent it may lawfully do so, that it will not at any time in any manner whatsoever claim or take the benefit or advantage of, any appraisal, valuation, stay, extension, moratorium, turnover or redemption law, or any law permitting it to direct the order in which the Pledged Collateral shall be sold, now or at any time hereafter in force which may delay, prevent or otherwise affect the performance or enforcement of this Pledge Agreement, and hereby waives all benefit or advantage of all such laws. The Pledgor covenants that it will not hinder, delay or impede the execution of any power granted to the Pledgee in this Pledge Agreement or any of the other instrument or agreement evidencing or securing a Loan.

          (b) The Pledgor, to the extent it may lawfully do so, on behalf of itself and all who claim through or under it, including without limitation any and all subsequent creditors, vendees, assignees and lienors, waives and releases all rights to demand or to have any marshalling of the Pledged Collateral upon any sale, whether made under any power of sale granted herein or pursuant to judicial proceedings or under any foreclosure or any enforcement of this Pledge Agreement, and consents and agrees that all of the Pledged Collateral may at any such sale be offered and sold as an entirety.

          (c) The Pledgor waives, to the extent permitted by law, presentment, demand, protest and any notice of any kind (except the notices expressly required hereunder) in connection with this Pledge Agreement and any action taken by the Pledgee with respect to the Pledged Collateral. The Pledgor waives and agrees not to assert any privileges which it may acquire under Section 8.9-112 of the UCC.

          Section 6.7.   Application of Moneys.  The proceeds of any sale of, or
                         ----------------------
other realization upon, all or any part of the Pledged Collateral shall be applied by the Pledgee in the following order of priority (the Pledgor remaining liable for any deficiency remaining unpaid after such application):

          first, to payment of the expenses of such sale or other realization,
          -----
including reasonable compensation to the Pledgee and its agents and counsel, and all reasonable expenses, liabilities and advances incurred or made by the Pledgee, its agents and counsel in connection therewith or in connection with the care, safekeeping or otherwise of any or all of the Pledged Collateral, and any other unreimbursed expenses for which the Pledgee is to be reimbursed pursuant to Section 7.3;

          second, to payment of the Loan Obligations and the Guaranty
          ------
Obligations; and

          finally, any surplus then remaining shall be paid to the Pledgor, or
          -------
its successors or assigns, or to whomsoever may be lawfully entitled to receive the same or as a court of competent jurisdiction may direct.


                                  ARTICLE VII
                                 MISCELLANEOUS

          Section 7.1.   Notices.  All notices, requests and other
                         -------
communications to any party hereunder shall be in writing and shall be given to such party at its address set forth on the signature page hereof or to such other address as such party may hereafter specify for the purpose by notice to the other. Each such notice, request or other communication shall be effective (i) 5 days after such communication is deposited in the mails with first class postage prepaid, addressed as aforesaid or (ii) if given by any other means, when delivered at the address specified in this Section. Rejection or refusal to accept, or the inability to deliver because of a changed address of which no notice was given shall not affect the validity of notice given in accordance with this Section.

          Section 7.2.   Waivers, Non-Exclusive Remedies.  No failure on the
                         -------------------------------
part of the Pledgee to exercise, and no delay in exercising, no course of dealing with respect to, any right under this Pledge Agreement shall operate as a waiver thereof; nor shall any single or partial exercise by the Pledgee of any right under this Pledge Agreement preclude any other or further exercise thereof or the exercise of any other right. The rights of the Pledgee under this Pledge Agreement are cumulative and are not exclusive of any other remedies provided by law.

          Section 7.3.   Expenses; Documentary Taxes.  The Pledgor shall
                         ---------------------------
forthwith on demand pay all out-of-pocket expenses incurred by the Pledgee, including fees and disbursements of its counsel and agents, in connection with the preparation and administration of this Pledge Agreement or the administration, sale or other disposition of the Pledged Collateral or the preservation, protection or defense of the rights of the Pledgee in and to the Pledged Collateral. The Pledgor shall forthwith pay on demand the amount of any taxes which the Pledgee may have been required to pay by reason of the security interests granted in the Pledged Collateral (including any applicable transfer taxes) or to free any of the Pledged Collateral from the lien thereof.

          Section 7.4.   Successors and Assigns.  This Pledge Agreement is for
                         ----------------------
the benefit of the Pledgee and its successors and assigns, and in the event of an assignment of all or any of the Obligations, the rights hereunder, to the extent applicable to the indebtedness so assigned, may be transferred with such indebtedness. This Pledge Agreement shall be binding upon the Pledgor and its successors and assigns.

          Section 7.5.   Amendments and Waivers.  Any provision of this Pledge
                         ----------------------
Agreement may be amended or waived, if, but only if, such amendment or waiver is in writing and is signed by the Pledgor and the Pledgee.

          Section 7.6.   Delivery and Virginia Law.  This Pledge Agreement has
                         -------------------------
been delivered in the Commonwealth of Virginia and shall be governed by and construed in accordance with the laws of the Commonwealth of Virginia, except as otherwise required by mandatory provisions of law and except to the extent that remedies provided by the laws of any jurisdiction other than Virginia are governed by the laws of such jurisdiction.

          Section 7.7.   Limitation by Law; Severability.
                         -------------------------------

          (a) All rights, remedies and powers provided in this Pledge Agreement may be exercised only to the extent that the exercise thereof does not violate any applicable provision of law, and all the provisions of this Pledge Agreement are intended to be subject to all applicable mandatory provisions of law which may be controlling and be limited to the extent necessary so that they will not render this Pledge Agreement invalid, unenforceable in whole or in part, or not entitled to be recorded, registered or filed under the provisions of any applicable law.

          (b) If any provision hereof is invalid and unenforceable in any jurisdiction, then, to the fullest extent permitted by law, (i) the other provisions hereof shall remain in full force and effect in such jurisdiction and shall be liberally construed in favor of the Pledgee in order to carry out the intentions of the parties hereto as nearly as may be possible; and (ii) the invalidity or unenforceability of any provision hereof in any jurisdiction shall not affect the validity or enforceability of such provision in any other jurisdiction.

          Section 7.8.   Counterparts; Effectiveness.  This Pledge Agreement may
                         ---------------------------
be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Pledge Agreement shall become effective when the Pledgee shall have received counterparts hereof signed by itself and the Pledgor.

          IN WITNESS WHEREOF, the parties hereto have caused this Pledge Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

Address:  ________________________    ALCANTARA LLC          [SEAL]
          ________________________

                                          /s/ Michael J. Saylor
                                      By: ________________________________
Tax I.D. #: _____________________         Michael J. Saylor, President and
                                          Sole Member

                                      BANK OF AMERICA, N.A.    [SEAL]

Address:  8300 Greensboro Drive, Suite 550
          McLean, Virginia 22102

                                          /s/
                                      By: ________________________________
                                          Name:
                                          Title:

                                  Schedule 1
                                  ----------

                               The Listed Assets

                                                            EXHIBIT A
                                                            ---------
                           Form of Control Agreement



                                 May 15, 2000


Bank of America, N.A.
730 15th Street, N.W., 6th Floor
Washington, D.C. 20005

Attn: Bradley A. Hughes, Investment Officer

     Re: Notice of Security Interest in various Securities owned by Alcantara LLC and held by Bank of America, N.A., as Manager

Ladies and Gentlemen:

     We are writing on behalf of Bank of America, N.A. as lender (the "Bank") with regard to the various investment securities held in Account No. 859973 (collectively, the "Account") owned by Alcantara LLC, a Delaware limited liability company (the "Customer") and held by Bank of America, N.A., Manager and attorney-in-fact for the Customer (the "Agent").

     The Customer agreed to give to the Bank a security interest in the Account to induce the Bank to extend and continue credit (the "Credit") to the Customer and to MicroStrategy Incorporated, a Delaware corporation. As consideration to induce the Bank to continue to extend such and continue Credit and in order to secure the payment and performance in full of the Customer's obligations (the "Obligations") under the documents evidencing and/or securing a portion of the Credit dated March 26, 1999 and modified May 15, 2000, the Customer has collaterally assigned and pledged to the Bank, and granted to the Bank a continuing security interest in all of the Customer's right, title and interest in and to the Account and all proceeds (cash and non-cash) of the foregoing (such property being herein referred to as the "Collateral") pursuant to the terms of and subject to the limitations set forth in a Pledge and Security Agreement dated May 15, 2000 (the "Pledge Agreement").

     If your firm, as the Agent, is willing to agree to the terms hereof in order to allow the Customer to use the Collateral for the purposes contemplated and, therefore, retain the Collateral, please sign the original of this letter and return it to the undersigned.

     The Agent, by signing this letter, agrees and confirms the following:

     1. Ownership of the Account shall remain with the Customer. The Collateral is held in the Account by the Agent as agent for the Bank alone and, for the purposes of providing the Bank with a perfected security interest in the Collateral, possession of the Collateral by the Agent shall be deemed possession and control thereof by the Bank and not by the Customer. The books and records of the Agent shall be appropriately marked or amended to reflect the foregoing. The Agent may, in accordance with the Pledge Agreement, register the Collateral at a recognized securities depository (such as Depository Trust Company), in which event the Collateral may be registered in the name of the nominee of such depository.

     2. The Agent agrees that it will comply with entitlement orders and instructions originated by the Bank with respect to the Account and the Collateral without the further consent of the Customer.

     3. Subject to the Agent's authority in Paragraph 1 to register the Collateral in the name of a nominee or in the name of a depository, the Collateral shall be held in negotiable and deliverable form.

     4. All of the Collateral shall remain in the Account at all times during the term of the Credit. The Bank acknowledges and consents to the receipt by the Customer of ordinary dividends, distributions or other payments made on account of the Collateral until the Agent receives written notice from the Bank specifying that an event of default has occurred under the documents evidencing and securing the Obligations.

     5. The Agent will promptly notify the Bank in the event any person attempts to redeem, cancel, withdraw or grant to any party other than the Bank any interest in the Collateral or in the event any person or entity obtains or claims a lien, levy, attachment or other encumbrance against all or any part of the Collateral.

     6. The Agent will, upon receipt of a written demand by the Bank, liquidate such of the Collateral as is specified in such demand, and promptly remit to the Bank, in immediately available funds payable to the order of the Bank, the proceeds received therefrom and the Bank and the Customer agree that the Agent shall be entitled to rely exclusively on the direction of the Bank.

     7. The Agent will provide to the Bank a copy of each monthly statement issued by the Agent in connection with the Account.

     The Customer, by its signature below, consents to the Agent acting in accordance with the agreements set forth herein. The Customer agrees to indemnify and hold Agent harmless from any and all expenses (including, without limitation, reasonable attorney's fees) arising from any claims of or liabilities to the Customer or the Bank or in any way relating to the matters contemplated hereby. The Bank by its signature below acknowledges that once the Credit has been paid in full, this letter agreement shall be null and void and of no further force and effect.

                                                Very truly yours,

                                                BANK OF AMERICA, N.A.


                                                By:__________________________
                                                   Name:
                                                   Title:

Acknowledged and Agreed to:

AGENT:

BANK OF AMERICA, N.A.


By:__________________________________
   Name:
   Title:


CUSTOMER:

ALCANTARA LLC


By: _________________________________
    Michael J. Saylor, President
    and Sole Member

                                                            EXHIBIT B
                                                            ---------

                             Filing Jurisdictions


Virginia State Corporation Commission
Circuit Court of Fairfax County, Virginia
District of Columbia Recorder of Deeds